UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934

          Date of Report (Date of earliest reported): October 21, 2005


                                 OPTIGENEX INC.
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               (Exact name of registrant as specified in charter)


       Delaware                    000-51248                20-1678933
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(State or other jurisdiction      (Commission              (IRS Employer
    of incorporation)             File Number)            Identification No.)



        750 Lexington Avenue 6th Floor, New York                10022
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        (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (212) 905-0189

                                   Copies to:
                             Gregory Sichenzia, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

SECURITIES PURCHASE AGREEMENT

         As previously disclosed on Form 8-K filed on September 7, 2005, on August 31, 2005, we entered into a Securities Purchase Agreement (the "Purchase Agreement") with AJW Offshore, Ltd., AJW Qualified Partners, LLC, AJW Partners, LLC and New Millennium Capital Partners II, LLC (collectively, the "Purchasers") for the sale of (i) an aggregate of $4,000,000 in secured convertible notes (the "Notes") and (ii) warrants (the "Warrants") to purchase 625,000 shares of our common stock, par value $.001 (the "Common Stock"). We received the first installment of $1,300,000 and issued warrants to purchase an aggregate of 203,124 shares of Common Stock on August 31, 2005.

         On October 21, 2005, we received the second installment of $1,350,000 and issued warrants to purchase an aggregate of 210,938 shares of our common stock. The balance of $1,350,000 will be advanced upon effectiveness of the Registration Statement on Form SB-2 which we filed on October 17, 2005. We will also issue warrants to purchase 210,938 shares of Common Stock as part of the third installment.

         The secured convertible notes bear interest at 8%, mature three years from the date of issuance, and are convertible into our common stock at any time, at the investors' option, at the lower of:

            o     $3.20; or

            o 60% of the average of the three lowest intraday trading prices for the Common Stock on the Over-The-Counter Bulletin Board for the 20 trading days ending the day before the conversion date.

         The full principal amount of the Notes, plus a default interest rate of 15%, is due upon a default under the terms of the Notes. We have a right to prepay the Notes under certain circumstances at a premium ranging from 25% to 50% depending on the timing of such prepayment.

         In addition, we granted the investors a security interest in substantially all of our assets. We filed a Registration Statement with the Securities and Exchange Commission on October 17, 2005. If the Registration Statement is not declared effective within 120 days from the date of closing (August 31, 2005), we are required to pay to the Purchasers liquidated damages in Common Stock or cash, at the election of the Company, in an amount equal to two percent of the outstanding principal amount of the Notes per month plus accrued and unpaid interest.

         The Warrants are exercisable until five years from the date of issuance at a purchase price of $4.50 per share. The investors may exercise the Warrants on a cashless basis if the shares of Common Stock underlying the Warrants are not then registered pursuant to an effective registration statement. In the event the Purchasers exercise the Warrants on a cashless basis, we will not receive any proceeds. In addition, the Warrants are subject to standard anti-dilution provisions.

The Purchasers have agreed to restrict their ability to convert their secured convertible notes or exercise their warrants and receive shares of our common stock such that the number of shares of common stock held by them in the aggregate and their affiliates after such conversion or exercise does not exceed 4.9% of the then issued and outstanding shares of Common Stock.


ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

         See Item 1.01 above.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         None

(B)      PRO FORMA FINANCIAL INFORMATION.

         None

(C)      EXHIBITS.

         None

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        OPTIGENEX INC.

Date: October 24, 2005                  By: /s/ Joseph McSherry
                                            -----------------------------
                                            Joseph McSherry
                                            Chief Financial Officer